May 12, 2021

BNY MELLON FAMILY OF FUNDS

(Equity funds, other than index funds, with Mellon Investments Corporation as employer of the fund's portfolio managers in a dual employment arrangement with BNY Mellon Investment Adviser, Inc.)

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

BNY Mellon Investment Management has announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the "Effective Date"), portfolio managers responsible for managing the fund's investments who are employees of Mellon Investments Corporation ("Mellon") in a dual employment arrangement with BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the fund's investment adviser, will become employees of Newton Investment Management North America, LLC ("Newton"), which, like Mellon, will be an affiliate of BNYM Investment Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the fund's board, BNYM Investment Adviser will engage Newton to serve as the fund's sub-adviser, pursuant to a sub-investment advisory agreement between BNYM Investment Adviser and Newton. As the fund's sub-adviser, Newton will provide the day-to-day management of the fund's investments, subject to BNYM Investment Adviser's supervision and approval. It is currently anticipated that the fund's portfolio managers who are responsible for the day-to-day management of the fund's investments will continue to manage the fund's investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund's investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund's sub-adviser. BNYM Investment Adviser (and not the fund) will pay Newton for its sub-advisory services.

As of the Effective Date, Newton will be an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation registered in the United States with the Securities and Exchange Commission as an investment adviser. Newton's principal office is located at BNY Mellon Center, 201 Washington Place, Boston, Massachusetts 02108. As of December 31, 2020, Newton, together with its affiliates that comprise the Newton group of companies, managed approximately $63 billion in discretionary separate accounts and other investment accounts.

BNYM-SCSTK-0521